EXHIBIT 25


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                              ------------------

                                   FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                              ------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _____

                     U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                  13-3781471
                              (I. R. S. Employer
                              Identification No.)

              100 Wall Street, New York, NY                    10005
         (Address of principal executive offices)            (Zip Code)

                              ------------------

                           For information, contact:
                          Thomas J. Kelly, President
                     U.S. Bank Trust National Association
                          100 Wall Street, 16th Floor
                              New York, NY 10005
                           Telephone: (212) 361-2506

                          Bear Stearns Depositor Inc.
              (Exact name of obligor as specified in its charter)

         Delaware                                     13-4164633
         (State or other jurisdiction of              (I. R. S. Employer
         incorporation or organization)               Identification No.)

         245 Park Avenue
         New York, New York                           10167
         (Address of principal executive offices)     (Zip Code)

                              ------------------

                              TRUST CERTIFICATES
                      (Title of the indenture securities)

Item 1.    General Information.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                           Name                               Address
                           ----                               -------

                Comptroller of the Currency                Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.    Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

           None.

Item 16.   List of Exhibits.

     Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 022-22485.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 022-22485.

     Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 022-22485.

     Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

     Exhibit 5.    Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by
                   Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 022-22485.

     Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on December 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.    Not applicable.

     Exhibit 9.    Not applicable.





                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of May, 2001.

                                             U.S. BANK TRUST
                                          NATIONAL ASSOCIATION


                                          By: /s/ Marlene J. Fahey
                                             ---------------------
                                                  Marlene J. Fahey
                                                  Vice President

                                                                  Exhibit 7

                     U.S. Bank Trust National Association
                       Statement of Financial Condition
                               As of 12/31/2000

                                   ($000's)

                                                      12/31/2000
                                                    --------------
Assets
     Cash and Due From Depository Institutions           $57,433
     Federal Reserve Stock                                 3,419
     Fixed Assets                                            598
     Intangible Assets                                    55,582
     Other Assets                                          8,884
                                                    --------------
         Total Assets                                   $125,916


Liabilities
     Other Liabilities                                   $10,877
                                                    --------------
     Total Liabilities                                   $10,877

Equity
     Common and Preferred Stock                           $1,000
     Surplus                                             120,932
     Undivided Profits                                    (6,893)
                                                    --------------
         Total Equity Capital                           $115,039

Total Liabilities and Equity Capital                    $125,916


------------------------------------------------------------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association


By:  /s/ Marlene J. Fahey
     --------------------
     Vice President

Date:  May 10, 2001